SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT is made as of the 10th day of September, 2012, by and between AccelPath, Inc. (the “Company”), a Delaware corporation, and each of the persons whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (the “Purchasers” and each individually as a “Purchaser”).

WHEREAS, each Purchaser wishes to purchase from the Company, and the Company wishes to sell to each Purchaser certain shares (the “Shares”) of the Company’s Series F Convertible Preferred Stock, stated value $1,000.00 per share (“Series F Preferred”), a copy of whose certificate of designation is set forth below in Exhibit B.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

SECTION 1  Sale of Securities.

1.1  Authorization of Sale of the Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale and issuance to the Purchasers of the total  number of Shares set forth next to each Purchaser’s name on Exhibit A hereof.

1.2  Agreement to Sell and Purchase the Shares.  At the Closing (as defined below), the Company will issue and sell the Shares to each Purchaser, severally and not jointly, and each Purchaser will buy the Shares from the Company set forth opposite such Purchaser’s name on Exhibit A, upon the terms and conditions hereinafter set forth, at the purchase price set forth on Exhibit A.

1.3  Several and not Joint Obligations.  The representations, warranties, covenants, agreements and obligations of the Purchasers under this Agreement are several and not joint.

1.4  Time of the Essence.  Time is of the essence in this Agreement.  If the Closing (as hereinafter defined) has not taken place by September 30, , 2012, the Company may unilaterally and in its sole discretion terminate this Agreement as to any or all Purchasers, in which case no terminated party shall have any liability to or claim against the Company under or in connection with this Agreement or the transactions contemplated by this Agreement.

1.5  Closing.  Subject to, and in reliance upon, all of the representations, warranties, covenants, terms and conditions of this Agreement, the closing shall take place at the offices of the Company located in Gaithersburg, Maryland on September 10, 2012 at 10:00 a.m., local time, or at such other date, location and time as may be agreed upon between the applicable Purchasers and the Company (such closing being called the “Closing”).

SECTION2  Conditions to Closing.

Conditions to Purchasers’ Obligations at the Closing.  Each Purchaser’s obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to such Closing, of the following conditions:

(i)

Representations and Warranties True; Performance of Obligations.  The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made as of such Closing, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such Closing.

(ii)

Filing of Certificate of Designation.  The certificate of designation, in substantially the form attached hereto as Exhibit B, shall have been filed with the Secretary of State of the State of Delaware, and shall and shall continue to be in full force and effect as of the Closing.

Conditions to the Company’s Obligations at each Closing.  The Company’s obligations to issue and sell the Shares to the Purchasers at the Closing are subject to the satisfaction, at or prior to such Closing, of the following conditions:

(i)

Representations and Warranties True; Performance of Obligations.  The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct in all material respects as of the Closing, with the same force and effect as if they had been made as of such Closing, and each Purchaser shall have performed all obligations and conditions herein required to be performed or observed by such Purchaser on or prior to such Closing.

(ii)

Payment of Purchase Price.  Each Purchaser shall have delivered to the Company the purchase price set forth next to such Purchaser’s name on Exhibit A.

SECTION 3  Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Purchasers as of the date of each Closing as follows:

3.1  Organization and Qualification.  The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware; and the Company is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a material adverse effect.

3.2  Issuance, Sale and Delivery of the Shares.  Both the Shares being purchased hereunder, and the underlying shares of Common Stock into which the Shares may be converted are duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement and Exhibit B, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than liens or encumbrances created by or imposed upon the Purchasers.

3.3  Due Execution, Delivery and Performance of the Agreements.  The Company has full corporate power and authority to enter into this Agreement, to issue and sell the Shares, and perform the transactions contemplated by this Agreement.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions therein contemplated will not violate any provision of the Restated Articles of Incorporation or by-laws of the Company.

3.4  SEC Filings.  Each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since January 1, 2011 is available on EDGAR (as such documents have since the time of their filing been amended, the “Information Documents”), which are all the documents (other than preliminary material) that the Company was required to file with the Commission since such date.  Except as disclosed to the Purchasers, as of their respective dates, the Information Documents complied in all material respects with  the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to the Information Documents, and none of the Information Documents contained at the time they were filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.5 Authorized Shares.  The authorized capital stock of the Company consists of (i) 495,000,000 shares of Common Stock, par value $.001 per share, of which 124,280,074 are issued and outstanding, fully paid and non-assessable and (ii) 5,000,000 shares of Preferred Stock, par value $.001 per share, 300 of which have been designated as Series E 5% Convertible Preferred Stock and 100 of which are issued and outstanding, fully paid and non-assessable, 100 have been designated as Series F Preferred, none of which are outstanding immediately prior to the Closing, with 4,999,800 shares of Preferred Stock available for future issuance.  As of the date hereof, (i) the 100 shares of Series E 5% Convertible Preferred Stock are convertible into 2,251,391 shares of Common Stock, (ii) the Company has issued options to purchase 46,930,000 shares of Common Stock under its 2011 Equity Incentive Plan (the “Equity Plan”) and has committed to issue 2,500,000 shares of Restricted Stock under the Equity Plan, leaving 3,570,000 shares of Common Stock available for future grants under the Equity Plan, (iii) there are warrants to purchase 2,000,000 shares of Common Stock outstanding, and (iv) the Company has issued certain convertible promissory notes that are convertible into shares of Common Stock as more fully described in Exhibit C.

3.6  Brokers, Finders.  The Company has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments in connection with this Agreement or the transactions contemplated hereby.

SECTION 4  Representations, Warranties and Covenants of the Purchasers.  The Purchaser as of the date of the Closing, severally and not jointly, represents and warrants to, and covenants with, the Company as follows:

4.1  Requisite Power and Authority.  The Purchaser has all necessary power and authority to execute and deliver this Agreement and to carry out all such Purchaser’s obligations hereof.  All actions on the Purchaser’s part required for the lawful execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been taken.  Upon its execution and delivery, this Agreement will be the valid and binding obligation of the Purchaser, enforceable in accordance with its terms.

4.2  Experience; Accredited Investor Status.

(a) The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”),

(b) The Purchaser understands that the Shares have not been registered under the Securities Act, and that such Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement.

(c) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and understood all information he deems relevant in making an informed decision to purchase the Shares.  The Purchaser represents that by reason of his, her or its, business or financial experience, such Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.  Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) The Purchaser acknowledges that the offering of the Shares pursuant to this Agreement has not been reviewed by the Securities and Exchange Commission or any state regulatory authority.

(e) The Purchaser is acquiring the Shares set forth next to such Purchaser’s name on Exhibit A hereto, for such Purchaser’s own account for investment only and with no intention of effecting a distribution any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares.

(f) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the rules and regulations promulgated under the Securities Act and any applicable state securities or blue sky laws.

(g) The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws, and that such Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.  The Purchaser understands that the Company has no obligation, plan or present intention to register the resale of the Shares under the Securities Act.  The Purchaser understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

(h) The Purchaser has, in connection with such Purchaser’s decision to purchase Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein.

(i) The Purchaser has had an opportunity to discuss (i) the Company’s business, management and financial affairs with directors, officers and management of the Company and (ii) this investment with representatives of the Company and ask questions of them and such questions have been answered to such Purchaser’s full satisfaction.

(j) If Purchaser is an individual, then Purchaser resides in the state or province identified in the address of Purchaser set forth on Exhibit A; if Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of Purchaser in which its investment decision was made is located at the address or addresses of Purchaser set forth on Exhibit A.

4.2  Acknowledgement of Risk.  The Purchaser, severally and not jointly, recognizes that an investment in the Shares is speculative and involves a high degree of risk, including a risk of total loss of the Purchaser’s investment.  The Purchaser, severally and not jointly, represents and warrants that it can bear the economic risk of this investment and must hold the Shares indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.  The Purchaser, severally and not jointly, acknowledges that such Purchaser has been afforded an opportunity to ask questions and to review any documents that might be necessary to evaluate the degree of risk involved in the transactions contemplated by this Agreement.

4.3  Acknowledgement of Company’s Reliance.  The Purchaser, severally and not jointly, represents and warrants that all of the information provided to the Company or its agents or representatives concerning such Purchaser’s suitability to invest in the Company and the representations and warranties contained herein, are complete, true, and correct as of the date hereof, and understands that the Company is relying on the statements contained herein to establish an exemption from registration under U.S. federal and state securities laws.  The Purchaser, severally and not jointly, represents and warrants that the address set forth in the signature page hereto is such Purchaser’s true and correct domicile.

4.4  Brokers, Finders.  The Purchaser, severally and not jointly, represents and warrants that such Purchaser has taken no action which would give rise to any claim by any person for brokerage commission, finder’s fees or similar payments in connection with to this Agreement or the transactions contemplated hereby.  Each Purchaser, severally and not jointly, shall indemnify and hold harmless each of the Company, its employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees arising out of this Agreement or the transactions contemplated hereby and resulting from an act of, or failure to act by, such Purchaser, as and when incurred.

4.5  Restrictions on Transfer; Legends.

(a) The Purchaser agrees to not, without the prior written consent of the Company, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance,

contract to sell, grant of an option to purchase or other disposition of any Shares beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by such Purchaser on the date hereof or hereafter acquired for a period of six months subsequent to the date hereof.  The Purchaser agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Shares except in compliance with this Agreement.

(b) The Purchaser acknowledges and agrees that the certificates or other evidence representing such Purchaser’s ownership of the Shares shall bear legends in substantially the following form: (in addition to any other legend which may be required by other agreements between the parties hereto):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

SECTION 5.  Certain Covenants of the Company

5.1 Filings. The Company undertakes and agrees to promptly and timely make all necessary filings and other applications in connection with the sale of the Shares to the Purchasers under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Purchasers promptly after such filing.  Notwithstanding the foregoing, each Purchaser acknowledges and agrees that this Section 5.1 shall not impose an obligation on the Company to register the Shares under the Securities Act, that the Company has no such obligation to register the Shares under the Securities Act, and that the Company has no present intention to do so.

5.2 Reporting Status. So long as any Purchaser beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.  The Company will take all reasonable action under its control to obtain and to continue the listing and trading of its Common Stock on the principal exchange where its Common Stock is traded.

5.3 Available Shares. The Company shall have at all times hereafter authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to issue one hundred percent (100%) of the number of shares of Common Stock as may be required to satisfy the conversion rights of the Purchasers pursuant to the terms and conditions in Exhibit B attached hereto.

SECTION 6  Expenses.  Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

SECTION 7   Notices.  All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via overnight courier, sent by facsimile, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

if to the Company, to:

AccelPath, Inc.

352A Christopher Avenue

Gaithersburg, MD 20879

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and if to the Purchasers, at each Purchaser’s address as set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing pursuant to this Section 7.

SECTION 8  Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 9  Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass Boston, Massachusetts or the state courts of the Commonwealth of Massachusetts sitting in Boston, Massachusetts in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.  Each party hereto agrees to waive its right to a trial by jury in any proceeding in connection with any dispute associated with this Agreement.

SECTION 10  Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC. .

By:	/s/Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

Behram Baxter Revocable Living Trust

By:	/s/ Behram Baxter

Name:	Behram Baxter

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

Geoffrey E Clark Revocable Trust

By:	/s/ Geoffrey E. Clark

Name:	Geoffrey E. Clark

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

Mani Family Limited Partnership

By:	/s/ Ravi Mani

Name:	Ravi Mani

Title:	Partner

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

By:	/s/ Manish Rungta

Name:	Manish Rungta

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

Aundh Family Limited Partnership

By:	/s/ Nikhil Inamdar

Name:	Nikhil Inamdar

Title:	Partner

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

By:	/s/ Ravi Mani

Name:	Ravi Mani

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

By:	/s/ Syed Jafri

Name:	Syed Jafri

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers:

By:	/s/ Timothy B. King

Name:	Timothy B. King

Title:

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date first above written by their duly authorized representatives shown below:

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar

Name:	Shekhar Wadekar

Title:	President

Purchasers

By:	/s/ Sezen Altug

Name:	Sezen Altug

Title:

Exhibit A

SCHEDULE OF PURCHASERS FOR CLOSING

Name and Address:	Shares:	Purchase Price:

Geoffrey E Clark Revocable Trust Geoffrey E. Clark, Trustee 152 Middle Street Portsmouth, NH 03801	15	$15,000

Behram Baxter Revocable Living Trust Behram Baxter, Trustee 1430 7th Avenue, Suite A San Diego, CA 92101	7.5	$7,500

Mani Family Limited Partnership Ravi Mani, Partner 6420 Vanderbilt Houston, TX 77005	5	$5,000

Manish Rungta 5212 Holly Street Bellaire, TX 77401	10	$10,000

Aundh Family Limited Partnership Nikhil Inamdar, Partner 3505 University Houston, TX 77005	10	$10,000

Ravi Mani 6420 Vanderbilt Houston, TX 77005	5	$5,000

Syed Jafri 250 Blalock Houston, TX 77024	7.5	$7,500

Timothy B. King 16 Warren Road Dedham, MA 02026	15	$15,000

Sezen Altug 903 Timber Creek Court, Friendswood, TX 77546	15	$15,000